UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025 (April 11, 2025)

VERB TECHNOLOGY COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3024 Sierra Juniper Court

Las Vegas, Nevada 89138

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (855) 250-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001	VERB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 17, 2025, Verb Technology Company, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), reporting that on April 11, 2025, the Company completed the acquisition of Lyvecom, Inc. (“Lyvecom”) pursuant to a stock purchase agreement (the “Acquisition”) with Lyvecom and the shareholders of Lyvecom.

This Amendment No. 1 to this Current Report on Form 8-K (“Amendment No. 1”) amends the Original Form 8-K to provide the audited consolidated financial statements of Lyvecom as of December 31, 2024 and December 31, 2023 and for the two year period ended December 31, 2024, the unaudited condensed financial statements of Lyvecom as of March 31, 2025 and for the three months ended March 31, 2025 and 2024, and the unaudited pro forma condensed combined financial information of Lyvecom and the Company, as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Lyvecom, Inc., as of December 31, 2024 and December 31, 2023 and for the two year period ended December 31, 2024 and unaudited condensed financial statements of Lyvecom, Inc. as of March 31, 2025 and for the three months ended March 31, 2025 and 2024 and are filed herewith as Exhibit 99.1.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial information of the Company to reflect the effect of the Acquisition as if it had occurred on March 31, 2025 and on January 1, 2024, is filed herewith as Exhibit 99.2.

(c) Exhibits

Number	Description

10.1	Binding Term Sheet by and among the Verb Technology Company, Inc. Lyvecom, Inc. and the shareholders of Lyvecom, Inc. (Incorporated by reference as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 4, 2025)
10.2	Stock Purchase Agreement by and among Verb Technology Company, Inc. Lyvecom, Inc. and the shareholders of Lyvecom, Inc. (Incorporated by reference as Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 17, 2025)
23.1	Consent of Grassi & CO., CPAs, P.C.
99.1	Audited financial statements of Lyvecom, Inc. as of December 31, 2024 and December 31, 2023 and for the two year period ended December 31, 2024 and unaudited condensed financial statements of Lyvecom, Inc. as of March 31, 2025 and for the three months ended March 31, 2025 and 2024
99.2	Pro Forma condensed combined financial statements for Lyvecom, Inc. and Verb Technology Company, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2025	VERB TECHNOLOGY COMPANY, INC.

	By:	/s/ Rory J. Cutaia
	Name:	Rory J. Cutaia
	Title:	President and Chief Executive Officer